Powering and transforming financial markets Earnings Conference Call Fiscal Third Quarter 2025 May 1, 2025 EXHIBIT 99.2

1 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2025 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2024 (the “2024 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2024 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2 Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Free cash flow conversion, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the 2024 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Notes on Presentation Amounts presented in this presentation may not sum due to rounding. All FY’24 and FY’25 Recurring revenue dollar amounts shown in this presentation are GAAP. Recurring revenue growth percentages for FY’23, FY’24 and FY’25 Guidance are shown as constant currency (Non- GAAP). Recurring revenue growth percentages for FY’20, FY’21 and FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for each respective year. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3 Key messages Broadridge delivered strong third quarter results, including 8% Recurring revenue growth constant currency and 9% Adjusted EPS growth Execution being driven by the resilience of our business, powerful long-term trends and our strategy to digitize and democratize governance, simplify and innovate in capital markets, and modernize wealth management Updated FY’25 guidance includes reaffirming 6-8% Recurring revenue growth constant currency and Adjusted EPS growth in the middle of our 8-12% range Outlook for strong fiscal year 2025 results keeps Broadridge on track to deliver on its three-year growth objectives 1 2 3 4

4 Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management Governance Capital Markets Wealth & Investment Mgmt. $740M +6% YoY $289M +10% YoY $175M +13% YoY Recurring revenue $ in millions. Growth rates in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29 Q3’25 Highlights • Equity position growth of 15% underscores broad growth across account sizes • Continued demand for new data and digitization capabilities is driving growth across our Governance business • New wins in post-sale and growth of distributed ledger repo solutions highlights ability to drive innovation at scale for our capital markets clients. • Wealth platform sale to a leading wealth manager highlights growing market acceptance of BR solutions • YTD Closed sales of $174M show continued strong demand for BR solutions as uncertainty grows.

5 Broadridge is executing on its strategy to drive the digitization and democratization of investing, deliver innovation in capital markets, and extend our wealth management franchise After a strong third quarter, Broadridge is well-positioned to deliver another year of steady and consistent top and bottom-line growth results in fiscal year 2025 Periods of market uncertainty highlight Broadridge’s proven ability to drive innovation and reduce the cost and complexity of our clients’ operations Broadridge remains on track to achieve its three-year financial objectives and drive long-term growth 1 2 3 4 Broadridge remains well-positioned for long-term growth

6 Summary financial results THIRD QUARTER $ in millions, except per share data 2025 2024 Inc./(Dec.) Recurring revenues $1,204 $1,126 7% Total revenues 1,812 1,726 5% Operating income 345 303 14% Adjusted Operating income (Non-GAAP) 405 370 10% Diluted earnings per share $2.05 $1.79 15% Adjusted earnings per share (Non-GAAP) $2.44 $2.23 9% Closed sales $71 $80 (11%) Constant currency growth (Non-GAAP) 8% Adjusted Operating income margin (Non-GAAP) 22.4% 21.4% 100 bps Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29

7 Q3'24 Q3'25 $1,204 +8% 4% 8% 9% 9% 6% 6% 2% 7% FY'20 FY'21 FY'22 FY'23 FY'24 FY'25 Guidance 16% 10% 9% Third quarter 2025 Recurring revenues Q3 RECURRING REVENUES FISCAL YEAR RECURRING REVENUE GROWTH $ in millions; growth in constant currency Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29 Acquisitions Organic growth 6% 6-8% 10%

8 $199 $60 $115 $365 Q3'24 Q3'25 Third quarter 2025 segment Recurring revenues Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 2% 5% 8% 6% ICS RECURRING REVENUES GTO RECURRING REVENUES $740 $ in millions; growth in constant currency Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29 $175 $289 Q3'24 Q3'25 Capital Markets Wealth & Investment Management $464 10% 13% +6% +11%

9 5% 7% 3% 11% 15% (1%) 6% 6% 5% 6% Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Key volume drivers: position and trade growth 11% 15% 10% 13% 14% INTERNAL TRADE GROWTH EQUITY & MUTUAL FUND/ETF POSITION GROWTH 1. Q3’24 equity position growth represented 30% of total fiscal year 2024 positions. Q1’24: 6% | Q2’24: 9% | Q4’24: 55% 2. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. ITG 3 FY’23 FY’24 6% 3% 9% 8% 13%4% 10% 10Y Avg. 7% 7% 2 1,2

10 Organic Growth: 6 pts $1,126 Q3'24 Recurring revenues Closed Sales Client Losses Internal Growth Acquisitions Q3'25 Rec. Rev. Constant Currency FX Q3'25 Recurring revenues RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 8% Third quarter 2025 Recurring revenue growth drivers ICS $701M 6 pts (2) pts 1 pt 0 pts 6% 0 pts $740M GTO $425M 5 pts (2) pts 3 pts 6 pts 11% (2) pts $464M 5 pts (2) pts 2 pts 2 pts 7% (1) pt 8% Organic Growth: 6 pts $ in millions. Pts contribution to growth Organic Growth: 5 pts $1,204

11 $1,726 Q3'24 Total Revenues Recurring Event-Driven Distribution FX Q3'25 Total Revenues (1) pt THIRD QUARTER 2025 TOTAL REVENUE GROWTH DRIVERS $67 $76 $63 $53 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 $61M FY’18-FY’24 QUARTERLY AVERAGE Third quarter 2025 Total revenue growth drivers QUARTERLY EVENT-DRIVEN REVENUES 5 pts (1) pt 1 pt 5% $125 $ in millions. Pts contribution to growth $1,812

12 Operating income margin and Adjusted Operating income margin 17.5% 18.1% 18.7% 19.8% FY'20 FY'21 FY'22 FY'23 FY'24 FY'25 Guidance 13.3% 15.4% 15.6%19.0%17.5% +60 bps +60 bps OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) 22.4% +110 bps ~20.0%21.4% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29 +20 bps Q3’25 OPERATING INCOME FISCAL YEAR OPERATING INCOME 20.0% 13.6%13.8% +40 bps Q3'24 Q3'25

13 FY'20 FY'21 FY'22 FY'23 FY'24 FY'25 Guidance Closed sales $ in millions $246 YTD'24 YTD'25 $185 $174 $342 $280 CLOSED SALES $231 $240 – $300 $224

14 85% 84% 48% 90% 102% FY'20 FY'21 FY'22 FY'23 FY'24 FY'25 (E) Free cash flow $ in millions $259 $393 YTD'24 YTD'25 YTD’25 FREE CASH FLOW FISCAL YEAR FREE CASH FLOW CONVERSION 1. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29 2. Free cash flow conversion equals annual Free cash flow divided by Adjusted Net earnings 1 2 95% – 105%

15 M&A Client Platform Investments CapEx and Software $299 FY'20 FY'21 FY'22 FY'23 FY'24 FY'25 (E) SELECT USES OF CASH YTD’25 TOTAL CAPITAL RETURNS Capital allocation $ in millions, except per share data $2.16 $2.30 $2.56 $2.90 $3.20 $3.52 11% 6% 11% 13% 10% 10% DIVIDENDS PER SHARE 2 1. Includes Software purchases and capitalized internal use software 2. Net investments on new client conversions, including development of platform capabilities 1 $9 $78 $193 6 3. Total capital returns include dividends and open market share repurchases net of option proceeds. FY’25 annual dividend amount subject to Board declaration. GROWTH $253$248 $312 3 $781FY’25 YTD Dividends Paid $269

16 Fiscal Year 2025 guidance FY’25 GUIDANCE UPDATES Recurring revenue growth constant currency (Non-GAAP) 6 – 8% No Change Adjusted Operating income margin (Non-GAAP) ~20% No Change Adjusted earnings per share growth (Non-GAAP) 8 – 12% Middle of Range Closed sales $240 – $300M Previously $290 – $330M

Appendix

Supplemental reporting detail – product line reporting

(Unaudited)

	2023	2024					2025			Q3%
Dollars in millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YoY Growth
Investor Communication Solutions ("ICS")										
Regulatory	$1,141	$179	$195	$345	$477	$1,196	$190	$210	$365	6%
Data-driven fund solutions	404	102	105	106	122	435	108	114	115	8%
Issuer	243	29	31	60	141	260	31	36	60	2%
Customer communications	673	159	163	191	171	683	164	179	199	5%
Total ICS Recurring revenues	**2,461**	**469**	**493**	**701**	**910**	**2,574**	**493**	**540**	**740**	6%
Equity and other	117	41	22	46	42	151	21	25	31	(32)%
Mutual funds	94	46	33	21	34	134	42	100	21	1%
Total ICS Event-driven revenues	**211**	**87**	**55**	**67**	**76**	**285**	**63**	**125**	**53**	(21)%
Distribution revenues	1,863	473	451	533	542	1,999	460	484	555	4%
Total ICS Revenues	**$4,536**	**$1,029**	**$1,000**	**$1,301**	**$1,528**	**$4,858**	**$1,016**	**$1,149**	**$1,348**	4%
Global Technology and Operations ("GTO")										
Capital markets	$965	$249	$262	$266	$272	$1,049	$261	$279	$289	9%
Wealth and investment management	560	154	143	159	143	600	146	161	175	10%
Total GTO Recurring revenues	**1,525**	**402**	**405**	**425**	**416**	**1,649**	**407**	**440**	**464**	9%
Total Revenues	**$6,061**	**$1,431**	**$1,405**	**$1,726**	**$1,944**	**$6,507**	**$1,423**	**$1,589**	**$1,812**	5%
Revenues by type										
Recurring revenues	$3,987	$871	$899	$1,126	$1,326	$4,223	$900	$980	$1,204	7%
Event-driven revenues	211	87	55	67	76	285	63	125	53	(21)%
Distribution revenues	1,863	473	451	533	542	1,999	460	484	555	4%
Total Revenues	**$6,061**	**$1,431**	**$1,405**	**$1,726**	**$1,944**	**$6,507**	**$1,423**	**$1,589**	**$1,812**	5%

Broadridge
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19 FY’24 – FY’26 long-term growth objectives FY’24 – FY’26 (CAGR) Organic Recurring revenue growth 5-8% Recurring revenue growth constant currency (Non-GAAP) 7-9% Adjusted Operating income margin expansion (bps/year) (Non-GAAP) 50+ Adjusted earnings per share growth (Non-GAAP) 8-12% Note: AOI margin expansion excludes impact of float and distribution revenue

Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non- GAAP Measures

21 Non-GAAP Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items, the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, which represent non-cash amortization expenses associated with the Company's acquisition activities. (ii) Acquisition and Integration Costs, which represent certain transaction and integration costs associated with the Company’s acquisition activities. (iii) Restructuring and Other Related Costs, which represent costs associated with the Company’s Corporate Restructuring Initiative to exit and/or realign some of our businesses, streamline the Company’s management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas, in addition to other restructuring activities. (iv) Litigation Settlement Charges, which represent the reserve established during the third and fourth quarter of fiscal year 2024 related to the settlement of claims. (v) Russia-Related Exit Costs, which are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. (vi) Real Estate Realignment and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses (vii) Investment Gains, which represent non-operating, non-cash gains on privately held investments. (viii) Software Charge, which represents a charge related to an internal use software product that is no longer expected to be used (ix) Gain on Acquisition-Related Financial Instrument, which represents a non-operating gain on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition. (x) IBM Private Cloud Charges, which represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement; and (xi) Gain on Sale of a Joint Venture Investment, which represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments.

22 Non-GAAP Measures We exclude Acquisition and Integration Costs, Restructuring and Other Related Costs, Litigation Settlement Charges, Russia-Related Exit Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, the Software Charge, Gain on Acquisition-Related Financial Instrument, IBM Private Cloud Charges and Gain on Sale of a Joint Venture Investment from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free cash flow and Free cash flow conversion In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non- GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

23 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Three Months Ended March 31, 2025 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 6% 8% 2% 5% 6% Impact of foreign currency exchange 0% 0% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 6% 8% 2% 5% 6% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 9% 10% 9% Impact of foreign currency exchange 1% 3% 2% Recurring revenue growth constant currency (Non-GAAP) 10% 13% 11% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 1% Recurring revenue growth constant currency (Non-GAAP) 8%

24 (Unaudited) Reconciliation of GAAP to Non-GAAP Measures Nine Months Ended March 31, 2025 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 6% 8% 7% 6% 7% Impact of foreign currency exchange 0% 0% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 7% 8% 7% 6% 7% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 7% 6% 6% Impact of foreign currency exchange 0% 1% 1% Recurring revenue growth constant currency (Non-GAAP) 7% 7% 7% Consolidated Total Recurring revenue growth (GAAP) 6% Impact of foreign currency exchange 0% Recurring revenue growth constant currency (Non-GAAP) 7%

25 (Unaudited) Reconciliation of GAAP to Non-GAAP Measures Fiscal Year Ended June 30, 2024 Consolidated Total Recurring revenue growth (GAAP) 6% Impact of foreign currency exchange 0% Recurring revenue growth constant currency (Non-GAAP) 6% Fiscal Year Ended June 30, 2023 Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 1% Recurring revenue growth constant currency (Non-GAAP) 9%

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	Three Months Ended Mar. 31,		Nine Months Ended Mar. 31,		Fiscal Year Ended June 30,				
	2025	2024	2025	2024	2024	2023	2022	2021	2020
Operating income (GAAP)	$344.9	$302.9	$689.9	$575.7	$1,017.1	$936.4	$759.9	$678.7	$624.9
Adjustments:									
Amortization of Acquired Intangibles and Purchased Intellectual Property	48.9	50.6	146.6	151.4	200.3	214.4	250.2	153.7	122.9
Acquisition and Integration Costs	6.0	0.8	11.3	1.0	3.9	15.8	24.5	18.1	12.5
Restructuring and other Related Costs (a)	5.5	7.0	5.5	7.0	63.0	20.4	—	—	—
Litigation Settlement Charges	—	8.2	—	8.2	18.4	—	—	—	—
Russia-Related Exit Costs (b)	—	—	—	—	—	12.1	1.4	—	—
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	—	—	—	30.5	45.3	2.4
Software Charge	—	—	—	—	—	—	—	6.0	—
IBM Private Cloud Charges	—	—	—	—	—	—	—	—	32.0
Adjusted Operating income (Non-GAAP)	**$405.2**	**$369.5**	**$853.3**	**$743.3**	**$1,302.8**	**$1,199.1**	**$1,066.4**	**$901.8**	**$794.8**
Operating income margin (GAAP)	19.0%	17.5%	14.3%	12.6%	15.6%	15.4%	13.3%	13.6%	13.8%
Adjusted Operating income margin (Non-GAAP)	22.4%	21.4%	17.7%	16.3%	20.0%	19.8%	18.7%	18.1%	17.5%

(a) Restructuring and Other Related Costs for the three and nine months ended March 31, 2025 includes $5.5 million of severance costs. Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs.

(b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses were $23.0 million and $29.6 million for the fiscal years ended June 30, 2022 and 2021, respectively. Covid-19 Related Expenses were $7.5 million and $15.7 million for the fiscal years ended June 30 2022 and 2021, respectively.

Broadridge

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Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	Nine Months Ended March 31, 2025	Nine Months Ended March 31, 2024	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2021	Fiscal Year Ended June 30, 2020
Net cash flows from operating activities (GAAP)	$ 471.6	$ 335.2	$1,056.2	$823.3	$443.5	$640.1	$598.2
Capital expenditures and Software purchases and capitalized internal use software	(78.5)	(76.6)	(113.0)	(75.2)	(73.1)	(100.7)	(98.7)
Proceeds from asset sales	—	—	—	—	—	18.0	—
Free cash flow (Non-GAAP)	**$ 393.2**	**$258.6**	**$943.2**	**$748.2**	**$370.4**	**$557.3**	**$499.5**

Dollars in millions	Three Months Ended Mar. 31, 2025	Three Months Ended Mar. 31, 2024	Nine Months Ended Mar. 31, 2025	Nine Months Ended Mar. 31, 2024	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2021	Fiscal Year Ended June 30, 2020
Net earnings (GAAP)	$243.1	$213.7	$465.3	$374.9	$698.1	$630.6	$539.1	$547.5	$462.5
Adjustments:									
Amortization of Acquired Intangibles and Purchased Intellectual Property	48.9	50.6	146.6	151.4	200.3	214.4	250.2	153.7	122.9
Acquisition and Integration Costs	6.0	0.8	11.3	1.0	3.9	15.8	24.5	18.1	12.5
Restructuring and Other Related Costs (a)	5.5	7.0	5.5	7.0	63.0	20.4	—	—	—
Litigation Settlement Charges	—	8.2	—	8.2	18.4	—	—	—	—
Russia-Related Exit Costs (b)	—	—	—	—	—	10.9	1.4	—	—
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	—	—	—	30.5	45.3	2.4
Investment Gains	—	—	—	—	—	—	(14.2)	(8.7)	—
Software Charge	—	—	—	—	—	—	—	6.0	—
Gain on Acquisition-Related Financial Instrument	—	—	—	—	—	—	—	(62.1)	—
IBM Private Cloud Charges	—	—	—	—	—	—	—	—	32.0
Gain on Sale of a Joint Venture Investment	—	—	—	—	—	—	—	—	(6.5)
Subtotal of adjustments	60.4	66.6	163.4	167.6	285.6	261.6	292.3	152.2	163.4
Tax impact of adjustments (d)	(14.6)	(13.5)	(37.1)	(36.5)	(62.6)	(57.5)	(65.7)	(33.2)	(37.4)
Adjusted Net earnings (Non-GAAP)	**$288.8**	**$266.8**	**$591.5**	**$506.0**	**$921.2**	**$834.6**	**$765.7**	**$666.5**	**$588.5**
LTM Free cash flow conversion (Non-GAAP) (e)					**102 %**	**90 %**	**48 %**	**84 %**	**85 %**

(a) Restructuring and Other Related Costs for the three and nine months ended March 31, 2025 includes $5.5 million of severance costs. Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs.

(b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the fiscal years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7, and $2.4 million for the fiscal years ended June 30 2022, 2021, and 2020, respectively.

(d) Calculated using the GAAP effective tax rate, adjusted to exclude $5.2 million and $11.5 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2025, respectively, and $3.2 million and $9.5 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2024, respectively, and $12.9 million, $10.4 million, $18.1 million, $16.9 million and $15.6 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2024, 2023, 2022, 2021, and 2020, respectively.

(e) Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period.

Broadridge

27

28 (Unaudited) Reconciliation of GAAP to Non-GAAP Measures Three Months Ended March 31, Nine Months Ended March 31, Dollars in millions, except per share amounts 2025 2024 2025 2024 Diluted earnings per share (GAAP) $2.05 $1.79 $3.93 $3.14 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.41 0.42 1.24 1.27 Acquisition and Integration Costs 0.05 0.01 0.10 0.01 Litigation Settlement Charge — 0.07 — 0.07 Restructuring and other Related Costs (a) 0.05 0.06 0.05 0.06 Subtotal of adjustments 0.51 0.56 1.38 1.41 Tax impact of adjustments (b) (0.12) (0.11) (0.31) (0.31) Adjusted earnings per share (Non-GAAP) $2.44 $2.23 $5.00 $4.24 (a) During the third quarter of fiscal year 2025, the Company determined that it plans to close down substantially all operations of a production facility resulting in $5.5 million of severance costs. During the third quarter of fiscal year 2024, the Company exited a business resulting in a $7.0 million asset impairment charge in connection with the Corporate Restructuring Initiative. (b) Calculated using the GAAP effective tax rate, adjusted to exclude $5.2 million and $11.5 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2025, respectively, and $3.2 million and $9.5 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2024, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

29 Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2025 guidance Fiscal Year 2025 FY25 Recurring revenue growth Impact of foreign currency exchange (a) 0% - 0.5% Recurring revenue growth constant currency (Non-GAAP) 6 - 8% FY25 Adjusted Operating income margin (b) Operating income margin % (GAAP) ~17% Adjusted Operating income margin % (Non-GAAP) ~20% FY25 Adjusted earnings per share growth rate (c) Diluted earnings per share (GAAP) 20 - 25% Adjusted earnings per share (Non-GAAP) 8 - 12% (Unaudited) (a) Based on forward rates as of March 2025 (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the approximately $220 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Restructuring and Other Related Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the approximately $1.40 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Restructuring and Other Related Costs, and is calculated using diluted shares outstanding.

Broadridge Fiscal Third Quarter 2025 Earnings Conference Call Contacts W. Edings Thibault Sean Silva broadridgeir@broadridge.com Live Call Information Date: May 1, 2025 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through May 8, 2025 Domestic Dial-In: 1-877-344-7529 Access Code: 5545669 International Toll Dial-In: 1-412-317-0088 Passcode: 5545669 Click here for dial-ins by country